UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 30th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously announced, Atlantic Power Corporation (the “Company”) will hold an annual and special meeting of its shareholders (“Annual and Special Meeting”) on June 21, 2013.  The presentation and script to be presented and used at the Annual and Special Meeting are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                 Exhibits

Exhibit Number	Description
99.1	Presentation from the Annual and Special Meeting, dated June 21, 2013
99.2	Script from the Annual and Special Meeting, dated June 21, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 21, 2013	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation from the Annual and Special Meeting, dated June 21, 2013
99.2	Script from the Annual and Special Meeting, dated June 21, 2013

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